SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 6, 1998

                             Tel-Save Holdings, Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


Delaware                        0-26728              23-2827736
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(STATE OR OTHER JURISDICTION    (COMMISSION       (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


6805 Route 202, New Hope, PA                             18938
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


Registrant's telephone number, including area code 215-862-1500


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5. OTHER EVENTS.

          See attached press releases dated February 6, 1998 and February 20, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release of Registrant, dated February 6, 1998.

          99.2 Press Release of Registrant, dated February 20, 1998.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Tel-Save Holdings, Inc.
                                                (Registrant)



Date:  March 9, 1998                            By:  Aloysius T. Lawn, IV
     -----------------                             ----------------------
                                                   General Counsel and Secretary



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                                  EXHIBIT INDEX

     99.1 Press Release of Registrant, dated February 6, 1998.

     99.2 Press Release of Registrant, dated February 20, 1998.